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                                                                      EXHIBIT 99



              CAPITAL PROPERTIES, INC. AND CONSOLIDATED AFFILIATED
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Capital Properties, Inc. (the Company) on form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ronald P. Chrzanowski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Ronald P. Chrzanowski
                                  ----------------------------------------------
                                  Ronald P. Chrzanowski, Chief Executive Officer August 6, 2002





In connection with the Quarterly Report of Capital Properties, Inc. (the Company) on form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Barbara J. Dreyer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Barbara J. Dreyer
                                  ----------------------------------------------
                                  Barbara J. Dreyer, Chief Financial Officer
                                  August 6, 2002